AMENDMENT TO BUDGET AND RESEARCH AGREEMENT

                                     BETWEEN

                    SENESCO, INC. AND UNIVERSITY OF WATERLOO

                                 March 11, 2004

Pursuant to the Research Agreement effective September 1, 1998 (the "Agreement"), between the University of Waterloo (Waterloo), Dr. John E. Thompson (Thompson), and Senesco, Inc. (Senesco), Waterloo, Thompson and Senesco hereby agree to amend/increase the annual budget for Year 5 and Year 6 as attached.

     o    Year 5 increases from $546,400.00 to $605,983.60
     o    Year 6 increases from $546,400.00 to $725,150.00
     o Total increase of $238,333.60 over the period 1 May 2003 to August 31, 2004.



AGREED:


/s/ Paul Guild                                  /s/ Bruce C. Galton
----------------------------------              --------------------------------
Paul Guild                                      Bruce C. Galton
Vice President University Research              President
University of Waterloo                          Senesco, Inc.



/s/ Barry Scott
----------------------------------
Barry Scott
Director - Contracts Research
  and Industrial Grants
University of Waterloo



/s/ John Thompson
----------------------------------
John Thompson
Principal Investigator
University of Waterloo